INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INCOME TAXES
Net operating loss carryforward	$ (5,455,192)	$ (5,408,790)
Statutory tax rate	21.00%	21.00%
Deferred tax asset	$ (1,145,590)	$ (1,135,846)
Less: Valuation allowance	1,145,590	1,135,846
Net deferred asset	$ 0	$ 0